Annual Report

Real Estate
Fund

December 31, 1998


T. Rowe Price

Report Highlights
--------------------------------------------------------------------------------

Real Estate Fund

o The S&P 500 powered ahead for the fourth year in a row, but investor sentiment remained negative toward real estate stocks.

o Your fund provided returns of -13.08% and -14.86% for the last 6- and 12-month periods. The 12-month return was ahead of the fund's benchmarks.

o Despite the sound fundamentals underpinning the real estate market, investors focused mainly on a small group of large-cap growth stocks in 1998.

o We added to the shares of several companies with good management teams throughout various real estate industries.

o We believe a solid foundation is forming beneath companies in our sectors that will prove rewarding over time.


Fellow Shareholders

For the fourth year in a row, the S&P 500 posted a return of more than 20%. In doing so it proved resilient to shocks from the turmoil in emerging economies, the impeachment of the U.S. President, and loan losses at financial institutions. However, a small group of large-cap growth stocks accounted for much of the gain, and sentiment remained negative toward the real estate sector and the stocks in which we invest.


Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 12/31/98                          6 Months           12 Months
--------------------------------------------------------------------------------

Real Estate Fund                                 -13.08%             -14.86%

Wilshire Real Estate
Securities Index                                  -12.80              -17.43

Lipper Real Estate
Funds Average                                     -11.46              -15.46

     During the six months ended December 31, 1998, your fund was slightly behind the Wilshire Real Estate Securities Index and the Lipper Real Estate Funds Average, after exceeding it during the first half of the year. For the full year, your fund's -14.86% was ahead of both benchmarks. Unfortunately, the disconnect between the sound property fundamentals of our holdings and their price performance continued throughout the year. Cash rents continue to grow, and because of real estate companies' unique structure, they channel much of their income to investors in the form of dividends, which we in turn pass along to you as distributions.

DIVIDEND DISTRIBUTION

     On December 28, 1998, your Board of Directors declared a $0.19 per share distribution, bringing the full year total to $0.44. You should have already received your check or statement reflecting this activity.

MARKET ENVIRONMENT

     Cash earnings continued to rise at a healthy pace: most of our holdings increased their dividends, and the margin of safety on these payouts actually increased. However, negative sentiment toward the real estate sector led to stock price declines that surpassed the amount of the distributions and, therefore, resulted in negative total returns. Virtually all types of real estate securities were punished in 1998, including the real estate investment trusts (REITs), which compose the majority of our holdings.


Preparing For The Year 2000
--------------------------------------------------------------------------------

The Year 2000 draws closer every day, and it holds special meaning beyond the arrival of a new millennium. The issue for investors is that many computer programs throughout the world use two digits instead of four to identify the year and may assume the next century starts with 1900. If these programs are not modified, they will not be able to correctly handle the century change when the year changes from "99" to "00" on January 1, 2000, and they will no longer be able to perform necessary functions. The Year 2000 issue affects all companies and organizations.

T. Rowe Price has been taking steps to assure that its computer systems and processes are capable of functioning in the Year 2000. Detailed plans for remediation efforts have been developed and are currently being executed.


OUR PLAN OF ACTION

We began to address these issues several years ago by requiring that all new systems process and store four-digit years. All critical systems have been reprogrammed (including business applications required to service our customers and processing infrastructure necessary to ensure the integrity of customer data and investments), and they are currently being tested. Because we exchange data electronically with customers and vendors, we are working with them to assess the adequacy of their own compliance efforts. Our goal is to ensure the continuation of the same level of service to all our mutual fund shareholders and clients after December 31, 1999.

We are asking all vendors and companies we do business with for a Year 2000 compliance status, with the expectation that some organizations will not be able to modify their interface files prior to December 31, 1999. In addition, we are scheduling tests for critical vendors and companies that claim Year 2000 compliance to ensure that time-related data and calculations function properly as we move into the next century.


SMOOTH TRANSITION PLANNED

We believe our programs and initiatives will provide a smooth transition into the next millennium. We are assessing all systems providing products or services to our retail mutual fund shareholders, retirement plan sponsors, and participants, and we have modified them where necessary for the Year 2000.

The Securities Industry Association (SIA) is coordinating Year 2000 testing to assure that securities markets, clearing corporations, depositories, and third party service providers can send, receive, and process files and transactions accurately. In late July 1998, the SIA completed a beta test of Year 2000 readiness. The test was considered successful in terms of transactions completed and will serve as the basis for the SIA's industry-wide approach. During October 1998, T. Rowe Price completed its beta test of Year 2000 readiness with the SIA and is ready for the industry-wide test that is scheduled for March and April 1999.

For a more detailed discussion of our Year 2000 effort, as well as continuing updates on our progress, please check our Web site (www.troweprice.com).


     The National Association of Real Estate Investment Trusts (NAREIT) has been publishing statistics on REITs since 1972. Since that time, REITs have posted negative returns in only five years (including 1998) and back-to-back losses only once. Coincidentally, this performance record applies to the S&P 500 as well. Indeed, REITs outperformed the S&P 500 in most years during this period. Last year's performance of REITs versus the S&P 500 was more than twice as bad as in any year reported by NAREIT.

     What caused this sell-off in real estate stocks? Fears of a potentially slowing economy, increased building activity, and rising acquisition prices were among the concerns raised by investors. Ironically, economic fears did not seem to affect the broad market to the same extent as the real estate sector, even though we feel that our sector is generally more stable by virtue of its contractual lease structures. Increased supply and rising acquisition prices were a result of easier credit, but a subsequent credit crunch seems to have corrected these trends. Consequently, we have recently seen a decline in building activity and the pace of acquisitions. It appears that the marketplace is doing its job of bringing supply and demand more closely into balance, which prompts us to remain bullish on the future of our sector.


PORTFOLIO REVIEW

     Your fund remained broadly diversified across numerous property sectors and geographic locations. Weakness in the capital markets allowed us to selectively concentrate our holdings among our best ideas. We reduced our number of holdings while maintaining prudent levels in our areas of investment. We feel strongly about investing with the best managements that our research uncovers. In general, we were pleased with the way the managers of portfolio companies performed during this difficult period, although we were disappointed in a few cases. We believe that superior managements create the greatest value for our shareholders, and we remain vigilant in our pursuit of companies with top-quality executives.


     Industry Diversification
     ---------------------------------------------------------------------------
                                                       Percent of Net Assets
                                                        6/30/98     12/31/98
     --------------------------------------------------------------------------

     Apartment/Residential                                  13%          17%

     Diversified                                            17           16

     Office                                                 13           15

     Office and Industrial                                   9           10

     Shopping Center                                         8            9

     Industrial                                              8            7

     Lodging and Leisure                                     8            6

     Regional Mall                                           6            5

     Manufactured Housing                                    4            4

     Services                                                5            3

     Other Real Estate                                       3            3

     Reserves                                                3            3

     Self-Storage                                            2            2

     Miscellaneous                                           1           --
     ---------------------------------------------------------------------------

     Total                                                 100%         100%


     We are excited about the prospects for LaSalle Partners. LaSalle is a respected and growing name in the real estate services category. Recently, LaSalle announced plans to merge with Jones Lang Wootton, a company with extraordinary international reach. We believe that this merger creates a promising global force in real estate services. Apartment Management & Invest-ment is another company that has grown dramatically through mergers and acquisitions. We recently toured some of their properties and were impressed with management and its pursuit of excellence. Cousins Properties continues a long track record of sterling operations. The firm is a diversified developer of properties whose ability to fund its activities without frequent issuance of new shares is impressive.

     In our first annual report, we discussed our concerns about the real estate lodging sector. While we were appropriately underweighted in this area, we were nonetheless hurt by our investments in some companies, including our large position in Starwood Hotels & Resorts. Patriot American Hospitality was particularly disappointing when its solid property results were overwhelmed by ineffective financial tactics. We were disheartened to see the cancellation of Crescent Real Estate Equities' proposed acquisition of Station Casinos. Despite this, the company increased its dividend a remarkable 45% during the year.


OUTLOOK

     The past year in real estate reminds us of a similar situation in the broad stock market during the middle of this decade. At the time, investors feared a slowing economy, lower earnings growth, and overextended stock valuations. Skepticism abounded about the outlook for a so-called "soft landing" for the economy-slowing growth that would rein in inflationary influences without leading to a recession. However, a soft landing did indeed occur, and the stock market rewarded investors with unprecedented returns over the past four years.

     We see similarities in the concerns investors have about real estate, and we currently foresee a foundation being laid for a soft landing in this area because of increased scrutiny by investors, the elimination of tax-induced building, and the memory of the sins created by loose lenders. In the favorable real estate environment that we envision throughout the rest of the year, we remain committed to providing a sound portfolio of quality investments to take advantage of opportunities in this sector.

     Respectfully submitted,

     David M. Lee
     Chairman of the Investment Advisory Committee

     January 22, 1999


T. Rowe Price Real Estate Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

     TWENTY-FIVE LARGEST HOLDINGS

                                                                 Percent of
                                                                 Net Assets
                                                                   12/31/98
     ---------------------------------------------------------------------------

     Starwood Hotels & Resorts                                         3.9%

     Equity Office Properties                                          3.7

     Kilroy Realty                                                     3.4

     Crescent Real Estate Equities                                     3.2

     Trizec Hahn                                                       3.0
     ---------------------------------------------------------------------------

     Simon DeBartolo Group                                             2.9

     Archstone Communities Trust                                       2.8

     Reckson Associates Realty                                         2.8

     Vornado Realty Trust                                              2.8

     CarrAmerica Realty                                                2.7
     ---------------------------------------------------------------------------

     Avalonbay Communities                                             2.5

     Camden Property Trust                                             2.4

     Gables Residential Trust                                          2.4

     Arden Realty                                                      2.4

     Security Capital U.S. Realty                                      2.4
     ---------------------------------------------------------------------------

     Weeks                                                             2.4

     Apartment Investment & Management                                 2.4

     JP Realty                                                         2.3

     Equity Residential Properties Trust                               2.3

     Kimco Realty                                                      2.2
     ---------------------------------------------------------------------------

     Post Properties                                                   2.1

     Manufactured Home Communities                                     2.1

     Koger Equity                                                      2.1

     Duke Realty Investments                                           2.0

     Sun Communities                                                   2.0
     ---------------------------------------------------------------------------

     Total                                                            65.2%


Portfolio Highlights
--------------------------------------------------------------------------------

     MAJOR PORTFOLIO CHANGES

     Listed in descending order of size

     6 Months Ended 12/31/98


     Ten Largest Purchases
     ---------------------------------------------------------------------------

     Gables Residential Trust

     Prime Retail *

     Starwood Hotels & Resorts

     Homestead Village

     Trammell Crow

     Kilroy Realty

     Patriot American Hospitality

     Security Capital Group

     LaSalle Partners

     Public Storage


     Ten Largest Sales
     ---------------------------------------------------------------------------

     Trammell Crow **

     Weingarten Realty Investors **

     Storage USA **

     Crescent Real Estate Equities

     AMB Property

     Macerich Company **

     Philips International Realty **

     CBL & Associates Properties

     Insignia/ESG Holdings **

     EastGroup Properties

 * Position added
** Position eliminated


T. Rowe Price Real Estate Fund
--------------------------------------------------------------------------------

Performance Comparison

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.


     Real Estate Fund
     ---------------------------------------------------------------------------

     As of 12/31/98

                          Wilshire             Lipper                Real
                          Real Estate          Real Estate           Estate
                          Securities Index     Funds Average         Fund

     10/31/97             10,000               10,000                10,000
     12/97                10,428               10,390                10,782
     12/98                 8,594                8,735                 9,180


Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                       Since       Inception
     Periods Ended 12/31/98          1 Year        Inception            Date
     ---------------------------------------------------------------------------

     Real Estate Fund               -14.86%           -7.07%        10/31/97

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.


Financial Highlights             For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                                           Year     10/31/97
                                                          Ended      Through
                                                       12/31/98     12/31/97

     NET ASSET VALUE
     Beginning of period                             $    10.69   $    10.00

     Investment activities
       Net investment income                               0.38*        0.08*

       Net realized and
       unrealized gain (loss)                             (1.97)        0.70

       Total from investment activities                   (1.59)        0.78

     Distributions
       Net investment income                              (0.40)       (0.09)
       Return of capital                                  (0.04)        --
       Total distributions                                (0.44)       (0.09)

     Redemption fees
     added to paid-in-capital                              0.02         --

     NET ASSET VALUE
     End of period                                   $     8.68   $    10.69
                                                     -----------------------

     Ratios/Supplemental Data

     Total return#                                       (14.86%)*      7.82%*

     Ratio of expenses to
     average net assets                                    1.00%*       1.00%*!

     Ratio of net investment income to
     average net assets                                    4.07%*       6.07%*!

     Portfolio turnover rate                               56.8%         8.4%

     Net assets,
     end of period (in thousands)                    $   27,599   $    7,259

# Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.
* Excludes expenses in excess of a 1.00% voluntary expense limitation in effect through 12/31/99.
!    Annualized

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Real Estate Fund
--------------------------------------------------------------------------------
                                                             December 31, 1998

Statement of Net Assets
--------------------------------------------------------------------------------
                                                         Shares        Value
--------------------------------------------------------------------------------
                                                                 In thousands

Common Stocks 96.7%

REAL ESTATE 93.0%

Apartment/Residential 16.3%

Apartment Investment
  & Management, REIT                                     13,000   $      483

Archstone Communities Trust, REIT                        38,500          780

Avalonbay Communities, REIT                              20,000          685

Camden Property Trust, REIT                              26,000          676

Equity Residential
  Properties Trust, REIT                                 15,500          627

Gables Residential Trust, REIT                           29,000          672

Post Properties, REIT                                    15,000          577

                                                                       4,500

Diversified  16.4%

AMB Property                                             18,000          396

Colonial Properties Trust, REIT                          18,500          493

Cousins Properties, REIT                                 16,000          516

Crescent Real Estate
  Equities, REIT                                         38,000          874

Security Capital U.S. Realty *                           67,600          669

Trizec Hahn                                              40,000          820

Vornado Realty Trust, REIT                               22,500          759

                                                                       4,527

Industrial  7.1%

EastGroup Properties, REIT                               18,600          343

Meridian Industrial Trust, REIT                          22,600          531

Prologis Trust, REIT                                     20,000          415

Weeks, REIT                                              23,500          663

                                                                       1,952

Lodging & Leisure  5.8%

Homestead Village *                                      67,600          304

Patriot American
  Hospitality, REIT                                      37,000          222

Starwood Hotels
  & Resorts, REIT                                        47,500        1,078

                                                                       1,604

Manufactured Housing  4.1%

Manufactured Home
  Communities, REIT                                      23,000          576

Sun Communities, REIT                                    16,000          557

                                                                       1,133

Office  14.6%

Arden Realty, REIT                                       29,000   $      672

Boston Properties, REIT                                  16,000          488

CarrAmerica Realty, REIT                                 31,200          749

Equity Office
  Properties, REIT                                       43,000        1,032

Koger Equity, REIT                                       33,400          574

Mack-Cali Realty, REIT                                   17,000          525

                                                                       4,040

Office & Industrial  10.2%

Duke Realty Investments, REIT                            24,000          558

Kilroy Realty, REIT                                      41,000          943

Reckson Associates Realty, REIT                          34,900          775

Spieker Properties, REIT                                 15,600          540

                                                                       2,816

Other Real Estate  2.6%

Catellus Development *                                   33,500          480

St. Joe                                                  10,000          234

                                                                         714

Regional Mall  4.8%

CBL & Associates Properties, REIT                        20,000          516

Simon DeBartolo Group, REIT                              28,000          798

                                                                       1,314

Self Storage  1.8%

Public Storage, REIT                                     18,600          503

                                                                         503

Shopping Center  9.3%

Developers Diversified
  Realty, REIT                                           29,000          515

Federal Realty
  Investment Trust, REIT                                 23,000          543

JP Realty, REIT                                          32,900          646

Kimco Realty, REIT                                       15,000          595

Prime Retail                                             27,600          271

                                                                       2,570

Total Real Estate                                                     25,673

SERVICES  3.0%

Services  3.0%

LaSalle Partners *                                       12,500          368

Security Capital Group
  (Class B) *                                            34,000          461

Total Services                                                           829

Miscellaneous Common Stocks 0.7%                                  $      181

Total Common Stocks (Cost  $32,164)                                   26,683

Convertible Preferred Stocks  0.6%

Apartment Investment
  & Management, REIT                                      4,500          166

Total Convertible Preferred Stocks (Cost  $216)                          166


Short-Term Investments  1.1%

Money Market Funds  1.1%

Reserve Investment Fund, 5.42%#                         301,586          302

Total Short-Term Investments (Cost  $302)                                302

Total Investments in Securities
98.4% of Net Assets (Cost $32,682)                                $   27,151

Other Assets Less Liabilities                                            448

NET ASSETS                                                        $   27,599
                                                                  ----------

Net Assets Consist of:

Accumulated net realized gain/loss -
net of distributions                                                    (746)

Net unrealized gain (loss)                                            (5,531)

Paid-in-capital applicable to 3,181,107
shares of $0.0001 par value capital stock
outstanding; 1,000,000,000 shares authorized                          33,876

NET ASSETS                                                        $   27,599
                                                                  ----------

NET ASSET VALUE PER SHARE                                         $     8.68
                                                                  ----------

   #  Seven-day yield
   *  Non-income producing
REIT  Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.


Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                        Year
                                                                       Ended
                                                                    12/31/98

Investment Income

Income
  Dividend                                                         $   1,487
  Interest                                                                52
  Total income                                                         1,539

Expenses
  Shareholder servicing                                                  154
  Custody and accounting                                                 101
  Organizational                                                          45
  Prospectus and shareholder reports                                      30
  Registration                                                            29
  Legal and audit                                                         10
  Directors                                                                6
  Miscellaneous                                                            2
  Reimbursed by manager                                                  (74)

  Total expenses                                                         303

Net investment income                                                  1,236

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on securities                                  (746)

Change in net unrealized gain
or loss on securities                                                 (5,829)

Net realized and unrealized gain (loss)                               (6,575)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                             $  (5,339)
                                                                   ---------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Real Estate Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                      Year             10/31/97
                                                     Ended              Through
                                                  12/31/98             12/31/97

Increase (Decrease) in Net Assets
Operations
  Net investment income                       $      1,236         $         47
  Net realized gain (loss)                            (746)                  28
  Change in net unrealized gain or loss             (5,829)                 298

  Increase (decrease) in net
  assets from operations                            (5,339)                 373

Distributions to shareholders
  Net investment income                             (1,306)                 (52)
  Return of capital                                   (136)                --

  Decrease in net assets
  from distributions                                (1,442)                 (52)

Capital share transactions*
  Shares sold                                       43,879                6,845
  Distributions reinvested                           1,345                   50
  Shares redeemed                                  (18,163)                 (57)
  Redemption fees received                              60                 --
  Increase (decrease) in net
  assets from capital
  share transactions                                27,121                6,838

Net Assets

Increase (decrease) during period                   20,340                7,159
Beginning of period                                  7,259                  100

End of period                                 $     27,599         $      7,259
                                              ---------------------------------

*Share information
  Shares sold                                        4,242                  670
  Distributions reinvested                             146                    5
  Shares redeemed                                   (1,886)                  (6)
  Increase (decrease) in shares outstanding          2,502                  669

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Real Estate Fund
--------------------------------------------------------------------------------
                                                              December 31, 1998

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Real Estate Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on October 31, 1997.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuationo Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.


NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term securities, aggregated $43,373,000 and $16,335,000, respectively, for the year ended December 31, 1998.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. As of December 31, 1998, the fund had capital loss carryforwards for federal income tax purposes of $224,000, all of which expires in 2006. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended December 31, 1998. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

     ---------------------------------------------------------------------------

     Undistributed net investment income                       $70,000

     Undistributed net realized gain                           (24,000)

     Paid-in-capital                                           (46,000)

     At December 31, 1998, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $32,682,000. Net unrealized loss aggregated $5,531,000 at period-end, of which $273,000 related to appreciated investments and $5,804,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.30% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At December 31, 1998, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     Under the terms of the investment management agreement, the manager is required to bear any expenses through December 31, 1999, which would cause the fund's ratio of expenses to average net assets to exceed 1.00%. Thereafter, through December 31, 2001, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of expenses to average net assets to exceed 1.00%. Pursuant to this agreement, $188,000 of management fees were not accrued by the fund for the year ended December 31, 1998, and $74,000 of other expenses were borne by the manager. Additionally, $23,000 of unaccrued 1997 fees and expenses remain subject to reimbursement through December 31, 2001.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $189,000 for the year ended December 31, 1998, of which $20,000 was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 1998, totaled $52,000 and are reflected as interest income in the accompanying Statement of Operations.


T. Rowe Price Real Estate Fund
--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of
T. Rowe Price Real Estate Fund, Inc.

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Real Estate Fund, Inc. (the "Fund") at December 31, 1998, the results of its operations, and the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with custodians, provide a reasonable basis for the opinion expressed above.

     PricewaterhouseCoopers LLP
     Baltimore, Maryland
     January 21, 1999


Tax Information (Unaudited) for the Tax Year Ended 12/31/98
--------------------------------------------------------------------------------

     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

     For corporate shareholders, $22,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.

--------------------------------------------------------------------------------


T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------

Investment Services And Information

KNOWLEDGEABLE SERVICE REPRESENTATIVES

     By Phone Shareholder service representatives are available from 8 a.m. to 10 p.m. ET Monday through Friday and from 8:30 a.m. to 5 p.m. ET on weekends. Call 1-800-225-5132 to speak directly with a representative who will be able to assist you with your accounts.

     In Person Visit one of our investor center locations to meet with a representative who will be able to assist you with your accounts. You can also drop off applications or obtain prospectuses and other literature at these centers.

AUTOMATED 24-HOUR SERVICES

     Tele*Access(registered trademark) Call 1-800-638-2587 to obtain information such as account balance, date and amount of your last transaction, latest dividend payment, fund prices, and yields. Additionally, you have the ability to request prospectuses, statements, and account and tax forms; to reorder checks; and to initiate purchase, redemption, and exchange orders for identically registered accounts.

     Internet. T. Rowe Price Web site: www.troweprice.com All the information and services available on Tele*Access are available on our Web site, including transactions in your fund and brokerage accounts (with preauthorized access).

ACCOUNT SERVICES

     Checking Write checks for $500 or more on any money market and most bond fund accounts (except the High Yield and Emerging Markets Bond Funds).

     Automatic Investing Build your account over time by investing directly from your bank account or paycheck with Automatic Asset Builder. Additionally, Automatic Exchange enables you to set up systematic investments from one fund account into another, such as from a money fund into a stock fund. A $50 minimum makes it easy to get started.

     Automatic Withdrawal If you need money from your fund account on a regular basis, you can establish scheduled, automatic redemptions.

     Dividend and Capital Gains Payment Options Reinvest all or some of your distributions, or take them in cash. We give you maximum flexibility and convenience.

BROKERAGE SERVICES*

     Investments Available You can trade stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.

     To Open an Account Call a shareholder service representative for more information.

INVESTMENT INFORMATION

     Combined Statement A comprehensive overview of your T. Rowe Price accounts is provided. The summary page gives you earnings by tax category, provides total portfolio value, and lists your investments by type. Detail pages itemize account transactions.

     Shareholder Reports Portfolio managers review the performance of the funds in plain language and discuss T. Rowe Price's economic outlook.

     T. Rowe Price Report This is a quarterly newsletter with relevant articles on market trends, personal financial planning, and T. Rowe Price's economic perspective.

     Performance Update This quarterly report reviews recent market developments and provides comprehensive performance information for every T. Rowe Price fund.

     Insights This library of information includes reports on mutual fund tax issues, investment strategies, and financial markets.

     Detailed Investment Guides Our widely acclaimed Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International Investing, Retirees Financial Guide, and Retirement Planning Kit (also available on disk or CD-ROM for PC use) can help you determine and reach your investment goals.

* T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc.,
     Member NASD/SIPC.


For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(registered trademark):
1-800-638-2587 toll free


For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a brokerage account
or obtain information, call:
1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Real Estate Fund.

Investor Centers:

101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607


T. Rowe Price, Invest With Confidence (registered trademark)
T. Rowe Price Investment Services, Inc., Distributor.                 F12-050

12/31/98